Exhibit 13.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Birks Group Inc. (the “Company”) on Form 20-F for the year ended March 30, 2024 as filed with the Securities and Exchange Commission on July 16, 2024 and amended as of the date hereof (the “Report”), I, Katia Fontana, Vice President, Chief Financial & Administrative Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002 that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 18, 2024	/s/ Katia Fontana
Katia Fontana,
Vice President and Chief Financial Officer